SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 13, 2009

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CAPITOL FEDERAL FINANCIAL

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(Exact name of Registrant as specified in its Charter)

United States                                                                000-25391                                                              48-1212142
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(State or other jurisdiction of incorporation)                   (Commission File Number)                   (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant's press release dated January 13, 2009 announcing the annual meeting presentation will be available on the company website at 10:00 a.m. central time on January 14, 2009 is attached hereto as Exhibit 99.1(a), and is incorporated herein by reference. Additional information supplied includes the Capitol Federal Financial (the "Company") Annual Shareholders Meeting Slide Presentation as Exhibit 99.1(b).

The Registrant's press release dated January 14, 2009, announcing a cash dividend of $0.50 per share on outstanding CFFN common stock payable on February 20, 2009 to stockholders of record as of the close of business on February 6, 2009, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The Registrant's press release dated January 14, 2009, announcing that John B. Dicus, President and CEO of the Company and its subsidiary, Capitol Federal Savings Bank (the "Bank"), has been appointed to succeed John C. Dicus as Chairman of the Boards of Directors of the Company and the Bank is attached hereto as exhibit 99.3, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
Exhibit 99.1(a) - Annual Meeting Press Release dated January 13, 2009

Exhibit 99.1(b) - CFFN Annual Stockholders Meeting Slide Presentation

Exhibit 99.2 - Dividend Press Release dated January 14, 2009

Exhibit 99.3 - Chairman Announcement Press Release dated January 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: January 15, 2009                          By: /s/ Kent G. Townsend

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                                    Kent G. Townsend, Executive Vice-President
                        and Chief Financial Officer